EXHIBIT 99.1
------------


JONES LANG LASALLE

Real value in a changing world





                          SUPPLEMENTAL INFORMATION

                      SECOND QUARTER 2008 EARNINGS CALL






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JONES LANG LASALLE - PAGE - 2:



                         Q2 2008 REVENUE PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2007          $179                        2007          $197
      2008          $190                        2008          $236

        6% INCREASE                               20% INCREASE




      ASIA PACIFIC                              LIM
      ------------                              ---

      2007*         $211                        2007          $ 95
      2008          $142                        2008          $ 93

        (33%) DECREASE                            (3%) DECREASE




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2007*            $676
                         2008             $660

                           (2%) DECREASE

                         ----------------------




      *  Includes Asia Pacific Hotels advisory fee


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JONES LANG LASALLE - PAGE - 3:



                       YTD Q2 2008 REVENUE PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2007          $327                        2007          $374
      2008          $364                        2008          $419

        11% INCREASE                              12% INCREASE




      ASIA PACIFIC                              LIM
      ------------                              ---

      2007*         $298                        2007          $174
      2008          $259                        2008          $180

        (13%) DECREASE                            4% INCREASE




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2007*          $1,166
                         2008           $1,223

                           5% INCREASE

                         ----------------------




      *  Includes Asia Pacific Hotels advisory fee





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JONES LANG LASALLE - PAGE - 4:



                 Q2 2008 CAPITAL MARKETS AND HOTELS REVENUE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2006         $20.9                        2006         $50.6
      2007         $24.9                        2007         $68.1
        19% INCREASE                              35% INCREASE

      2008         $14.9                        2008         $50.4
        (40%) DECREASE                            (26%) DECREASE



                                                --------------------
      ASIA PACIFIC                              CONSOLIDATED
      ------------                              ------------

      2006         $13.4                        2006        $ 84.9
      2007*        $21.7                        2007*       $114.7
        62% INCREASE                              35% INCREASE

      2008         $15.1                        2008        $ 80.4
        (30%) DECREASE                            (30%) DECREASE)
                                                --------------------




      *  Excludes Asia Pacific Hotels advisory fee





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JONES LANG LASALLE - PAGE - 5:



               YTD Q2 2008 CAPITAL MARKETS AND HOTELS REVENUE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2006         $35.2                        2006        $ 83.5
      2007         $45.8                        2007        $146.0
        30% INCREASE                              75% INCREASE

      2008         $22.7                        2008        $ 91.9
        (50%) DECREASE                            (37%) DECREASE



                                                --------------------
      ASIA PACIFIC                              CONSOLIDATED
      ------------                              ------------

      2006         $19.4                        2006        $138.1
      2007*        $33.8                        2007*       $225.6
        74% INCREASE                              63% INCREASE

      2008         $22.5                        2008        $137.1
        (33%) DECREASE                            (39%) DECREASE)
                                                --------------------




      *  Excludes Asia Pacific Hotels advisory fee






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JONES LANG LASALLE - PAGE - 6:



                           Q2 2008 LEASING REVENUE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2006         $38.8                        2006         $38.3
      2007         $51.1                        2007         $52.2
        32% INCREASE                              36% INCREASE

      2008         $59.8                        2008         $64.1
        17% INCREASE                              23% INCREASE



                                                --------------------
      ASIA PACIFIC                              CONSOLIDATED
      ------------                              ------------

      2006         $20.7                        2006        $ 97.9
      2007         $29.8                        2007        $133.1
        44% INCREASE                              36% INCREASE

      2008         $39.4                        2008        $163.3
        32% INCREASE                              23% INCREASE
                                                --------------------






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JONES LANG LASALLE - PAGE - 7:



                         YTD Q2 2008 LEASING REVENUE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2006        $ 67.3                        2006        $ 67.2
      2007        $ 92.3                        2007        $ 87.6
        37% INCREASE                              30% INCREASE

      2008        $117.0                        2008        $109.6
        27% INCREASE                              25% INCREASE



                                                --------------------
      ASIA PACIFIC                              CONSOLIDATED
      ------------                              ------------

      2006        $ 34.8                        2006        $169.3
      2007        $ 46.9                        2007        $226.8
        35% INCREASE                              34% INCREASE

      2008        $ 66.7                        2008        $293.3
        42% INCREASE                              29% INCREASE
                                                --------------------






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JONES LANG LASALLE - PAGE - 8:



                Q2 2008 LASALLE INVESTMENT MANAGEMENT REVENUE

                               ($ in millions)


[ Graphics indicating ]




      ADVISORY AND TRANSACTION FEES             INCENTIVE FEES
      -----------------------------             --------------

      2007         $59.7                        2007         $29.8
      2008         $78.8                        2008         $13.0
        32% INCREASE



                                                --------------------
      EQUITY EARNINGS                           CONSOLIDATED
      ---------------                           ------------

      2007         $ 5.7                        2007         $95.2
      2008         $ 0.9                        2008         $92.7
                                                --------------------






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JONES LANG LASALLE - PAGE - 9:



              YTD Q2 2008 LASALLE INVESTMENT MANAGEMENT REVENUE

                               ($ in millions)


[ Graphics indicating ]




      ADVISORY AND TRANSACTION FEES             INCENTIVE FEES
      -----------------------------             --------------

      2007       $116.2                         2007        $ 51.7
      2008       $155.1                         2008        $ 26.2
        33% INCREASE



                                                --------------------
      EQUITY EARNINGS (LOSS)                    CONSOLIDATED
      ----------------------                    ------------

      2007       $  6.0                         2007        $173.9
      2008      ($  1.2)                        2008        $180.1
                                                --------------------





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JONES LANG LASALLE - PAGE - 10:



                    Q2 & YTD Q2 2008 ACQUISITION REVENUE

        CONTRIBUTION FROM 2007 AND 2008 ACQUISITIONS TO 2008 RESULTS

                               ($ in millions)


[ Graphics indicating ]

                                                  Q2        YTD Q2
                                                 2008        2008
                                                ------      ------

            Expenses                            $ 48.4      $ 85.9

            Integration Costs                   $  1.3      $  1.6

            EBITDA                              $  7.0      $  8.8
                                                ------      ------

            Total revenue                       $ 56.7      $ 96.3






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JONES LANG LASALLE - PAGE - 11:



                              COST INITIATIVES

               ACQUISITIONS CONTINUE TO DRIVE EXPENSE INCREASE



      .     AGGRESSIVE MANAGEMENT OF DISCRETIONARY SPEND


      .     HIRING FREEZE IN MOST MARKETS / STAFF REDEPLOYMENT TO
            GROWTH MARKETS / SELECTIVE STAFF REDUCTIONS


      . MOVING TO MORE HIGHLY VARIABLE COMPENSATION STRUCTURES e.g. AMERICAS LEASING, STAUBACH AND KEMPER'S IN EMEA


      .     G-5:  WORLD STANDARD BUSINESS OPERATIONS

            - Centralized finance operations for the UK and a number of other European countries to new shared service operation in Warsaw, Poland

            - Across EMEA, HR and CRM functions being supported by new PeopleSoft technology platform

                  - Incremental YTD Q2 costs are $4M, with full year expected to be $5M.

                  - 2009 operating expense savings expected to be nearly $2M and $2.6M annually thereafter.






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JONES LANG LASALLE - PAGE - 12:



                         Q2 2008 EBITDA PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2007         $25.2                        2007         $19.2
      2008         $18.1                        2008         $ 9.2



      ASIA PACIFIC                              LIM
      ------------                              ---

      2007*        $46.0                        2007         $29.3
      2008         $ 8.2                        2008         $22.0



                         ----------------------

                         CONSOLIDATED
                         ------------

                         2007*          $122.7
                         2008           $ 55.3

                         ----------------------




      *  Includes Asia Pacific Hotels advisory fee






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JONES LANG LASALLE - PAGE - 13:



                       YTD Q2 2008 EBITDA PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2007         $37.6                        2007         $38.3
      2008         $25.3                        2008         $ 8.2



      ASIA PACIFIC                              LIM
      ------------                              ---

      2007*        $44.9                        2007         $47.6
      2008         $ 3.2                        2008         $42.6



                         ----------------------

                         CONSOLIDATED
                         ------------

                         2007*          $174.3
                         2008           $ 76.9

                         ----------------------




      *  Includes Asia Pacific Hotels advisory fee